SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          DATE OF REPORT: April 11, 2002

                                JORE CORPORATION

                000-26889                         81-0465233
        (Commission File Number)        (IRS Employer Identification No.)

                              A Montana Corporation

                     45000 Highway 93 South, Ronan, MT 59864

                                  406/676-4900

Item 5.  Other Events

DECEMBER 2015 REPORT
---------------------
On April 11, 2002 Jore Corporation filed its financial report (Form 2015) with the U.S. Bankruptcy Court in the District of Montana. This Form 2015 financial report, and required exhibits, is included herein.

PERKINS COIE LLP
Bruce G. ManIntyre
Alan D. Smith
1201 Third Avenue, Suite 4800
Seattle, Washington 98101-3099
(206) 583-8888
(Counsel for Debtor)


                         UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF MONTANA

In re
                                                             No. 01-31609-11
JORE CORPORATION, a.k.a. JB Tool, LLC,
 a.k.a. Jore, Inc.,

                           Debtor.                         [No Hearing Required]

Taxpayer ID No.  81-0465223
--------------------------------------

                                FINANCIAL REPORT

Jore Corporation, the debtor-in-possession in this case, hereby submits its Comparative Balance Sheet, Comparative Income Statement, Summary of Disbursements, Statement(s) of Cash Receipts and Disbursements, Statement of Aged Receivables, Statement of Aged Post-Petition Payables and Statement of Operations for the period ending March 31, 2002, in accordance with Rule 2015(b) of the Local Rules of this Court. Copies of this report have been served via first class mail, postage prepaid, or via email, to the parties listed on the attached affidavit of service.

DATED this 11th day of April, 2002.

                                PERKINS COIE LLP


                                           By     /s/  Bruce G. MacIntyre
                                              ----------------------------------
                                              Alan D. Smith, WSBA # 24964
                                              Bruce G. MacIntyre, WSBA # 18984
                                              Adriana Rodriguez, WSBA # 30785
                                          Attorneys for Jore Corporation, Debtor

                                                              UST-10 COVER SHEET
                          MONTHLY FINANCIAL REPORT FOR
                         CORPORATE OR PARTNERSHIP DEBTOR

Case No:  01-31609-11                           Report Month/Year March 31, 2002
Debtor:   Jore Corporation

Instructions: The debtor's monthly financial report shall include a cover sheet signed by the debtor and all UST forms and supporting documents. Exceptions, if allowed, are noted in the checklist below. Failure to comply with the reporting requirements of Local Bankruptcy Rule 2015-2(a), or the U.S. Trustee's reporting requirements, is cause for conversion or dismissal of the case.

The debtor submits the following with this monthly financial report:   Yes    No

UST-12  Comparative  Balance Sheet, or debtor's  balance sheet.        Yes
The debtor's balance sheet, if used, shall include a breakdown of pre-petition and post-petition liabilities. The breakdown may be provided as a separate attachment to the debtor's balance sheet.

UST-13  Comparative Income Statement, or debtor's income statement.    Yes

UST-14  Summary of Disbursements                                       Yes

UST-14 Statement(s) of Cash Receipts and Disbursements                 Yes
A continuation sheet shall be completed for each bank account or other source of funds and shall include a monthly bank statement and all supporting documents described in the instructions.

UST-15 Statement of Aged Receivables                                   Yes
A detailed accounting of aged receivables shall be provided on, or in an attachment to, UST-15.

UST-16 Statement of Aged Post-Petition Payables                        Yes
A detailed accounting of aged post-petition payables shall be provided on, or in an attachment to UST-16.

UST-17 Statement of Operations                                         Yes
When applicable, UST-17 shall include supporting documents such as an escrow statement for the sale of real property, an auctioneer's report for property sold at auction, or a certificate of insurance or copy of debtor's bond for any change in insurance or bond coverage.

DEBTOR'S CERTIFICATION I certify under penalty of perjury that the information contained in this monthly financial report are complete, true, and accurate to the best of my knowledge, information, and belief.

Debtor's Signature:  \s\ Kelly Grove                        Date: April 11, 2002

The debtor, or trustee, if appointed, must sign the monthly financial report. Only an officer or director has authority to sign a financial report for a corporate debtor and only a general partner has authority to sign a financial report for a partnership debtor. Debtor's counsel may not sign a financial report for the debtor.

Jore Corporation                  Case Number:                01-31609-11
BALANCE SHEET                     Rule 2015 Report for the Month and Year
For the Periods Indicated                                    of: March, 2002


                                                         March 31, 2002
ASSETS

Current assets:
      Cash equivalents and investments                         $162,854
      Accounts receivable, net of allowances                  5,461,453
      Shareholder notes receivable, net of reserves             359,882
      Inventory , net                                         9,573,394
      Other current assets                                    2,897,411
                                                     -------------------

        Total current assets                                $18,454,994
                                                     -------------------

    Property, plant and equipment, net                       70,389,988
    Intangibles and other long-term assets, net                 835,267
                                                     -------------------

              Total assets                                  $89,680,249
                                                     ===================

LIABILITIES & SHAREHOLDERS' EQUITY

    Current liabilities:
    Post Petition:
      Operating Line of Credit                               29,136,459
      Accounts Payable Post Petition                          1,829,598
      Accrued Expenses Post Petition                          2,915,239
      Accrued Payroll & Other Post Petition                     144,319
      Accrued Vacation & Personal Leave Post Petition           147,819

    Pre-petition:
      Accounts Payable Pre Petition                           9,673,288
      Accrued Expenses Pre Petition                           2,021,438
      Accrued Payroll & Other Pre Petition                      444,110
      Accrued Vacation & Personal Leave Pre Petition            439,796
      Notes Payable                                             250,000
      Shareholder Note Payable                                  353,446

                                                     -------------------

        Total Current Liabilities                            47,355,512
                                                     -------------------

    Long-term Debt                                           43,781,859
    Deferred Income Tax Liabilities                           1,533,332
                                                     -------------------

              Total Liabilities                              92,670,703
                                                     -------------------

    Shareholders' Equity
    Common Stock                                             41,337,318
    Deferred Compensation - Stock Options                       (22,171)
    Deferred Benefits Expense                                  (113,893)
    Retained Earnings                                       (44,191,708)
                                                     -------------------

        Total Shareholders' Equity                           (2,990,454)

                                                     -------------------

              Total Liabilities & Shareholders' Equity      $89,680,249
                                                     ===================

Jore Corporation                                          01-31609-11
INCOME STATEMENT
For the Periods Indicated                                March, 2002


                                               March-02       Bankruptcy To Date
Revenues
Gross Sales                                   $4,249,672          $55,254,277
Sales Returns, Allow, Disc, Adj                 (204,732)         ($2,971,948)
                                      ----------------------------------------

Total Net Revenues                             4,044,940           52,282,329

Cost of Sales
Material @ Standard                            1,680,160          $21,728,579
Labor @ Standard                                 432,632           $7,200,079
Overhead @ Standard                              168,176           $5,215,622
Product roll-out costs                             5,899              $88,696
Over/under applied variances                   1,273,878           $6,778,503
Purchase price variance                            7,798          ($1,077,760)
Freight                                           77,350           $1,449,652
Shipping & DC Costs                               55,875             $670,892
Assignment Fees                                    6,043              $18,510
                                      ----------------------------------------

Total Cost of Sales                            3,707,811          $42,072,775
                                      ----------------------------------------

Gross Profit                                     337,129           10,209,554

Operating Expenses
General & Administrative                         199,094           $4,436,411
Sales & Marketing                                562,686           $7,420,976
Product Development                               (1,020)            $243,719
                                      ----------------------------------------

Total Operating Expenses                         760,760          $12,101,105
                                      ----------------------------------------

Operating Income / (Loss)                       (423,631)          (1,891,551)

Other (Income) Expenses
Interest Expense                                 222,097           $2,889,584
Other Expenses                                    (1,316)            ($19,029)
Loss on Disposal of Fixed Asset                    1,388             ($41,921)
                                      ----------------------------------------

Total Other (Income) Expense                     222,169           $2,828,634

Non-Recurring Expenses
Bankruptcy Admin                                 199,386           $3,950,034
Other Expense - Nonrecurring                         474          $17,190,292
                                      ----------------------------------------

Total Non-Recurring Expenses                     199,860          $21,140,326


                                      ----------------------------------------
Income before Taxes                             (845,660)        ($25,860,511)

Provision for Income Taxes                             0                    0
                                      ----------------------------------------

                                      ----------------------------------------
Net Income (Loss)                               (845,660)         (25,860,511)
                                      ========================================

 UST-14 Summary of Disbursements        Case Number:   01-31609-11
                                        Rule 2015 Report for the Month and Year
                                        of:            March, 2002

 Statement of Cash Receipts and Disbursements

                                           Account Name:  Jore Corporation DIP
                                                         ----------------------
                                                         Summary of All Accounts

March 2002

Operating DIP Accounts                                                                                      Transfer from
Account Name                            Account #      Beginning Balance Cash Receipts  Cash Disbursements  Line of Credit
-----------------------------------------------------------------------------------------------------------------------------
DIP Operating Account                   495-0029603        (448,919.70)             -     (1,510,144.41)     1,627,297.21
Self-funded Health Insurance Account    5130002180          (61,217.23)             -                 -         29,936.72
Bancontrol Account                      003-0082267         157,971.57   2,931,273.87                 -     (2,857,323.47)
Lock Box Account                        5130001216                   -   1,332,720.49                 -     (1,332,720.49)
Payroll Account                         5130001935         (144,468.89)             -       (580,243.16)       881,290.05
Ronan State Bank Investments            CD 15767/15374      131,240.85              -
Whitefish Credit Union                  817452                       -              -                 -                 -
Wells Fargo Imprest                     2015068521            3,891.06              -                 -                 -
                                                         --------------------------------------------------------------------
Total Cash Accounts                                        (361,502.34)  4,263,994.36     (2,090,387.57)    (1,651,519.98)
                                                         ====================================================================



Operating DIP Accounts                                  Transfers between                   Ending Balance
Account Name                            Account #       Accounts        Book Adjustments    Per Books
----------------------------------------------------------------------------------------------------------
DIP Operating Account                   495-0029603                -              -           (331,766.90)
Self-funded Health Insurance Account    5130002180                 -              -            (31,280.51)
Bancontrol Account                      003-0082267                -              -            231,921.97
Lock Box Account                        5130001216                 -              -                     -
Payroll Account                         5130001935                 -       2,270.06            158,848.06
Ronan State Bank Investments            CD 15767/15374             -                           131,240.85
Whitefish Credit Union                  817452                     -              -                     -
Wells Fargo Imprest                     2015068521                 -              -              3,891.06
                                                       ---------------------------------------------------
Total Cash Accounts                                                -       2,270.06            162,854.53
                                                       ===================================================

 UST-14 Summary of Disbursements        Case Number:   01-31609-11
 Continued                              Rule 2015 Report for the Month and Year
                                        of:            March, 2002



                                        Account Name:  Jore Corporation DIP
                                                      -------------------
                                                      Summary of All Accounts


Payments on Pre-Petition Unsecured Debt (requires court approval) Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month on pre-petition unsecured debt? Yes ___ No_X_ If yes, list each payment.

Payee Nature of payment Payment date Payment amount  Date of court approval
----------------------------------------------------------------------
N/A
----------------------------------------------------------------------
----------------------------------------------------------------------

----------------------------------------------------------------------
----------------------------------------------------------------------

----------------------------------------------------------------------
----------------------------------------------------------------------

----------------------------------------------------------------------

Payments to Attorneys and Other Professionals (requires court approval) Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to a professional such as an attorney, accountant, realtor, appraiser, auctioneer, business consultant, or other professional person? Yes __ No _X__ If yes, list each payment.

Payee  Nature of payment Payment date Payment amount  Date of court approval
-----------------------------------------------------------------------
N/A
-----------------------------------------------------------------------
-----------------------------------------------------------------------

-----------------------------------------------------------------------
-----------------------------------------------------------------------

-----------------------------------------------------------------------
-----------------------------------------------------------------------

Payments to an Officer, Director, Partner, or Other Insider of the Debtor Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to an officer, director, partner, or other insider of the debtor? Yes ___ No X___ if yes, list each payment.

Payee  Nature of payment  Payment date Payment amount  Date of court approval
------------------------------------------------------------------------
N/A
------------------------------------------------------------------------
------------------------------------------------------------------------

------------------------------------------------------------------------
------------------------------------------------------------------------

------------------------------------------------------------------------
------------------------------------------------------------------------

 UST - 14, Continuation Sheet          Case Number:    Case Number:
                                       Rule 2015 Report for the Month and Year
                                       of:             March, 2002

 Statement of Cash Receipts and Disbursements

                                       Account Name:   Jore Corporation
                                                      DIP Operating Account
                                       Account Number:495-0029603
                                       Depository:    Wells Fargo

                       Cash Receipts

Date              Source                 $ Amount        Balance
---------------------------------------------------------------------------
     Beginning Cash Balance                                    (448,919.70)

                                        -----------------------------------
     Total Cash Receipts                                                 -

                  Cash Disbursements

Date Check #      Payee                  $ Amount
---------------------------------------------------------------------------

                                         ----------------------------------
          Total Disbursements           (1,510,144.41)

          Transfers from Line of Credit
          Transfers from Line of Credit  1,627,297.21

                                         ----------------------------------
          Total Transfers From
          Line of Credit                 1,627,297.21

          Transfers Between Accounts

                                         ----------------------------------
          Total Transfers Between Accounts        -

          Book Adjustments
                                                        -------------------
          Book Adjustments                                               -

          Ending Book Balance                                  (331,766.90)
                                                        ===================

          Bank Adjustments
                                                       -------------------
                                                                328,070.40

Balance in DIP Operating Account per
03/31/02 Bank Statement                                          (3,696.50)
                                                        ===================

          Attach Copy of Current Months Bank Statement              (0.00)

 UST - 14, Continuation Sheet        Case Number: 01-31609-11
                                     Rule 2015 Report for the Month and Year
                                     of:         March, 2002

 Statement of Cash Receipts and Disbursements

                                     Account Name:Jore Corporation
                                                 Self-funded Health Insurance
                                     Account Numb5130002180
                                     Depository: Wells Fargo

                Cash Receipts

Date            Source              Description    $ Amount     Balance
--------------------------------------------------------------------------------
     Beginning Cash Balance                                          (61,217.23)

                                                  ------------------------------
     Total Cash Receipts                                     -

                Cash Disbursements

Date Check #    Payee               Description    $ Amount
--------------------------------------------------------------------------------
Various             Release of Group of Checks
Various             Release of Group of Checks
Various             Release of Group of Checks

                                                  ------------------------------
     Total Disbursements                                     -

     Transfers
     Transfers from Line of Credit                   29,936.72

                                                  ------------------------------
     Total Transfers                                 29,936.72

     Transfers Between Accounts

                                                  ------------------------------
     Total Transfers Between Accounts                        -

     Book Adjustments

                                                  -------------
     Total Book Adjustments                                  -

     Ending Book Balance                                             (31,280.51)
                                                               =================

     o/s checks                                      31,280.51
Bank Adjustments                                                      31,280.51
                                                               -----------------
Balance in Self-funded Health Insurance Acct per
03/31/02 Bank Statement                                                    0.00
                                                               =================
         Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:    01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:            March, 2002

 Statement of Cash Receipts and Disbursements

                                         Account Name:   Jore Corporation
                                                        Bancontrol Account
                                         Account Number:003-0082267
                                         Depository:    Wells Fargo

                       Cash Receipts

Date              Source             Description      $ Amount        Balance
--------------------------------------------------------------------------------
     Beginning Cash Balance                                           157,971.57

     Total A/R Trade Cash Recipts                       2,931,273.87
     Total Other Cash Receipts
                                                     ---------------------------
     Total Cash Receipts                                2,931,273.87
                  Cash Disbursements

Date Check #      Payee                  Description      $ Amount
--------------------------------------------------------------------------------

                                                     ---------------------------
     Total Disbursements                                          -
     Transfers
                  Transfers to Line of Credit          (2,857,323.47)

                                                     ---------------------------
     Total Transfers                                   (2,857,323.47)

     Transfers Between Accounts
     Zero Balance Account Transfer from 5130001216

                                                     ---------------------------
     Total Transfers Between Accounts                             -

     Book Adjustments
                                                      ----------------
     Total Book Adjustments                                          -
          Ending Book Balance                                       231,921.97
                                                             ==================


 Jan zba trx to lockbox                                                 (45.00)
 Transfers not made to lockbox due to cash collateral order.       (137,329.03)
 correction to feb sweeps                                            30,552.06

                                                             ------------------
Balance in Bancontrol Account per 03/31/02 Bank Statement            125,100.00
                                                             ==================

          Attach Copy of Current Months Bank Statement                   (0.00)

 UST - 14, Continuation Sheet            Case Number:   01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:           March, 2002

 Statement of Cash Receipts and Disbursements

                                          Account Name:  Jore Corporation
                                                        Lock Box Account
                                          Account Number5130001216
                                          Depository:   Wells Fargo

                      Cash Receipts

Date    Source        Description                   $ Amount       Balance
------------------------------------------------------------------------------
    Beginning Cash Balance                               -

Total A/R Trade Cash Recipts                       1,332,720.49

                                                   ---------------------------
    Total Cash Receipts                            1,332,720.49

                      Cash Disbursements

DateCheck #   Payee     Description               $ Amount
-----------------------------------------------------------------------------

                                                   ---------------------------
    Total Disbursements                                      -

    Transfers

              Sweep to Line of Credit             (1,332,720.49)

                                                  --------------------------
    Total Transfers                               (1,332,720.49)

    Transfers Between Accounts
   Zero Balance Account Transfer to 30082267                  -
                                                  ---------------------------
    Total Transfers Between Accounts                          -

    Book Adjustments
                                                  ---------------
    Total Book Adjustments                                    -

                                                                    ------------
    Ending Book Balance                                                     0.00
                                                                    ============
Bank Adjustments
                                                                    ------------
Balance in Lock Box Account per 02/28/02 Bank Statement                     0.00
                                                                    ============
            Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:   01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:            March, 2002

 Statement of Cash Receipts and Disbursements

                                              Account Name:  Jore Corporation
                                                            Payroll Account
                                              Account Number5130001935
                                              Depository:   Wells Fargo

              Cash Receipts

              Source              Description   $ Amount              Balance
--------------------------------------------------------------------------------
Beginning Cash Balance                                              (144,468.89)

                                                --------------------------------
Total Cash Receipts                                      -

              Cash Disbursements

Check #       Payee               Description   $ Amount
--------------------------------------------------------------------------------

                                                --------------------------------
Total Disbursements                               (580,243.16)

Transfers
Transfers from Line of Credit                      881,290.05
                                                --------------------------------
Total Transfers                                    881,290.05

Transfers Between Accounts
                                                --------------------------------
Total Transfers Between Accounts                            -

Book Adjustments
Total Book Adjustments                               2,270.06

Ending Book Balance                                                  158,848.06
                                                              ==================
Total Bank Adjustments                                              (132,026.04)
                                                              ------------------
                                                                       26,822.02
                                                              ==================
Attach Copy of Current Months Bank Statement                                  -

 UST - 14, Continuation Sheet            Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          March, 2002

 Statement of Cash Receipts and Disbursements

                                              Account Name: Jore Corporation
                                                           RSB Investments
                                              Account NumbeCD 15767 & 15374
                                              Depository:  Wells Fargo

           Cash Receipts

 Date                 Source           Description   $ Amount      Balance
 -------------------------------------------------------------------------------
          Beginning Cash Balance                                    131,240.85
                                                    ----------------------------
           Cash Disbursements

 Date     Check #     Payee            Description   $ Amount
 -------------------------------------------------------------------------------

                                                    ----------------------------
          Total Disbursements                                -
          Transfers
                                                    ----------------------------
          Total Transfers                                    -
          Transfers Between Accounts
                                                    ----------------------------
          Total Transfers Between Accounts                   -

          Book Adjustments
                                                    --------------
          Total Book Adjustments                             -
          Ending Book Balance                                         131,240.85
                                                              ==================
          Interest recorded by bank                                       645.05
                                                                               -
                                                              ------------------
Balance in Ronan State Bank Investments Account
per 03/31/02 Bank Statement                                           131,885.90
                                                              ==================

          Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet         Case Number:  01-31609-11
                                      Rule 2015 Report for the Month and Year
                                      of:          March, 2002

 Statement of Cash Receipts and Disbursements

                                              Account Name: Jore Corporation
                                                           Wisconsin Imprest
                                              Account Numbe2015068521
                                              Depository:  Wells Fargo

         Cash Receipts

Date             Source                Description $ Amount      Balance
--------------------------------------------------------------------------------
     Beginning Cash Balance                                           3,891.06
                                                   -----------------------------
     Total Cash Receipts                                      -
    Cash Disbursements

Date Check #     Payee                 Description $ Amount
--------------------------------------------------------------------------------
                 Various
                                                   -----------------------------
     Total Disbursements                                      -

     Transfers
                                                   -----------------------------
     Total Transfers                                          -
     Transfers Between Accounts
     Wire Transfer from Jore General Account
                                                   -----------------------------
     Total Transfers Between Accounts                         -
     Book Adjustments

                                                   -------------
     Total Book Adjustments                                   -

     Ending Book Balance                                                3,891.06
                                                              ==================
     Total Bank Adjustments

Balance in Petty Cash Account per 03/31/02 Bank Statement              3,891.06
                                                              ==================
          Attach Copy of Current Months Bank Statement

                                        Case Number:  01-31609-11
                                        Rule 2015 Report for the Month and Year
                                        of:          March, 2002

                      UST-15, Statement of Aged Receivables


Total Due     (0-30 Days)   (31-60 Days)  (61-90 Days)  (91 & Over)   Amount
                                                                      Considered
                                                                   Uncollectible
Post-Petition Receivables
$6,801,056.81 $5,122,911.12 $1,391,821.83  $62,394.08   $223,929.78  $ 35,035.00

Pre-Petition Receivables

--------------------------------------------------------------------------------
                                                         $22,628.37   $22,628.37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
$6,801,056.81 $5,122,911.12 $1,391,821.83  $62,394.08   $246,558.15   $57,663.37
================================================================================

Accounts Receivable Reconciliation

1. Opening Balance                    2/28/02                $5,595,613.48

2. Sales on Account this Month                               $4,249,672.16

   2a.  Adjustments                                            ($73,368.67)
                                                             --------------

3. Balance (add lines 1, 2, & 2a)     3/31/02                $9,771,916.97
                                                             --------------

4. Amounts Collected on Receivables                          ($2,970,850.84)

                                                             --------------
5. Closing Balance      3/31/02                              $6,801,066.13
                                                             ==============

 Reserved for Uncollectible accounts                          ($172,994.81)

 Reserved for Sales Alllowance, Returns, Promo accounts      ($1,166,618.06)

                                                             --------------

                   Per Balance Sheet                3/31/02  $5,461,453.26
                                                             ==============

Explain what efforts the debtor made during this reporting month to collect receivables over 60 days past due?

1. Contacted customers that required additional proof of delivery on payments past due which were provided to get payments scheduled. Customers have paid on some of these and they are looking at the remainder should be receiving payments soon. This has been normal course of business with some of the larger retailers the Company sells to.

2. The collectables are being reviewed on a weekly basis. Adjustments will be made when payments are received.

Does the debtor have any accounts receivable due from an officer, director, partner, or other insider of the debtor?

On the Balance sheet in a separate line item there are Notes Receivable from Shareholders. The totals are not reflected in the above A/R aging.

                                        Case Number:       01-31609-11
                                        Rule 2015 Report for the Month and Year
                                        of:               March, 2002

                   UST-16, Statement of Post Petition Payables
                                 Part A - Taxes

Type of tax             (1) Unpaid post-   (3)Post-petitions  (4)Unpaid post-
                        petition taxes      tax payments      petition taxes
                        from prior          made this report-  at end of report-
                        reporting month     ing month         ing month
--------------------------------------------------------------------------------
Federal Taxes
Employee withholding taxes   17,487.27         18,046.83            (559.56)
FICA/Medicare-Employee        1,820.22          1,769.21              51.01
FICA/Medicare-Employer        1,820.22          1,769.21              51.01
Unemployment                  5,323.42            610.00           4,713.42
                                                                          -
State Taxes                                                               -
All States                    4,967.70          5,266.30            (298.60)
State Unemployment           18,574.73          1,525.92          17,048.81

                     Total Unpaid Post-Petition Taxes              $ 21,006
                                                         ===================

                                         Case Number:   01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:            March, 2002

                   UST-16, Statement of Postpetition Payables
                             Part B - Other Payables


Reconciliation of Post-Petition Payables (excluding taxes and professional fees)

Closing balance from prior month                               $1,723,062.70

New payables added 3/01/02 thru 3/31/02                        $1,395,651.23

Less payments made 3/01/02 thru 3/31/02                        ($1,289,116.07)

Balance for aging as of 3/31/02                                $1,829,597.86



Statement of Postpetition Payments on Executory Contracts & Leases
----------------------------------------------------------------------------

----------------------------------------------------------------------------
--------------------------------------------------------------------------------
Entity Paid                     Total amount of  Total amount Total Postpetition
                                                                 Delinquency
--------------------------------------------------------------------------------
----------------------------------------------------------------------------
BLACKFOOT COMMUNICATIONS            $ 3,072.88    $ 3,072.88
----------------------------------------------------------------------------
----------------------------------------------------------------------------
CANADIAN DETAILING                    $ 571.78      $ 571.78
----------------------------------------------------------------------------
----------------------------------------------------------------------------
MISSION VALLEY POWER               $ 26,701.13   $ 26,701.13
----------------------------------------------------------------------------
----------------------------------------------------------------------------
MONTANA POWER COMPANY               $ 1,697.54    $ 1,697.54
----------------------------------------------------------------------------
----------------------------------------------------------------------------
PROFESSIONAL RETAIL MERCHANDISE     $ 7,200.35    $ 7,200.35
----------------------------------------------------------------------------
----------------------------------------------------------------------------
SCOTTDALE RETAIL SERVICES           $ 5,476.89    $ 5,476.89
----------------------------------------------------------------------------
----------------------------------------------------------------------------
VERIZON NORTH                         $ 349.70      $ 349.70
----------------------------------------------------------------------------
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BOBROW PALUMBO                      $ 9,620.73    $ 9,620.73
----------------------------------------------------------------------------
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Total                              $ 54,691.00   $ 54,691.00          $0.00
----------------------------------------------------------------------------

                                         Case Number:   01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:           March, 2002

                   UST-16, Statement of Postpetition Payables
                      Part C - Estimated Professional Fees

Schedule of Payment to Professional (Attorney accountant, appraiser, consultant)



Type of Professional      Amount of     Fees and        Fees and      Total fees
(Nature of service)      retainer (if   expenses        expenses added expenses
                         applicable)    from prior      this month    at month
                                                                        end
Perkins Coie (Debtor
Attorney)                        -       1,540,085         67,000      1,607,085
Glass & Associates
(Management Consultant)          -       1,293,172         59,724      1,352,896
Dye & Moe (Debtor Attorney)                 67,738          6,000         73,738
US Trustee                                  29,417          3,333         32,750
Trustee's Council                -               -                             -
Shulkin (Creditors'
Committee  Council)              -         144,597          5,000        149,597
Creditors' Committee other
professional                     -          63,723          8,329         72,052
Christensen Connor Johnson                 209,192                       209,192
Hilco Appraisal Services                    53,633                        53,633
Wells Fargo                                349,092         50,000        399,092
                        --------------------------------------------------------
                               $ -     $ 3,750,648      $ 199,386    $ 3,950,034
                        ========================================================

Note:1 Reference Court order dated 6/28/01 allowing interim billings of 80% of professional fees and 100% of expenses.

Note:2 Professional fees accrued in each month are based upon estimates and may be different than actual fees and expenses. Estimates will be adjusted to actuals upon receipt of invoices.

                                     Case Number:      01-31609-11
                                     Rule 2015 Report for the Month and Year
                                     of:              March, 2002

                         UST-17, Statement of Operations

INSTRUCTIONS: Answer each question fully and attach additional sheets if necessary to provide a complete response.

                                                                Yes         No
                                                              ------------------

Question 1 - Sale of Debtor's  Assets.  Did the  debtor,  or                No
another party on behalf of the debtor, sell, transfer, or otherwise dispose of any of the debtor's assets during the reporting month? Include only sales out of the ordinary course. If yes, identify each asset, date of court approval for the sale, method of disposition, and gross and net sale proceeds received. If real property was sold, attach a copy of the closing statement. If assets were sold at auction, attach a copy of the auctioneer's report.

Question 2 - Financing.  During the reporting month, did the                No
debtor receive any funds from an outside funding source? If yes, indicate the source of funds, date paid to debtor, dollar amount, and date of court approval.

Question 3 - Insider Loans.  During the reporting month, did                No
the debtor receive any funds from an officer, director, partner, or other insider of the debtor? If yes, indicate the source of funds, date paid to debtor, dollar amount, and date of court approval.

Question 4 -  Insurance  and Bond  Coverage.  Did the debtor                No
renew  or  replace  any  insurance   policies   during  this
reporting month? If yes, attach a certificate of insurance for each renewal or change in coverage.

Were any of the  debtor's  insurance  policies  canceled  or                No
otherwise terminated for any reason during the reporting month? If yes, explain.

Were any claims made during this reporting month against the                No
debtor's bond? (Answer "No" if the debtor is not required to have a bond.) If yes, explain.

Question 5 - Personnel Changes.  Complete the following:

                                                     Full-time       Part-time
                                                                     and Temp
Number of employees at beginning of month February        258          31
Employees added                                             0           0
Employees resigned/terminated                             -18          -1
                                                   -----------------------------
Number employees at end of month                          240          30
                                                   =============================

Gross Monthly Payroll and Taxes                          $ 553,880
                                                       ----------------

Question 6 - Significant Events. Explain any significant new developments during the reporting month. See narrative.

Question 7 - Case Progress. Explain what progress the debtor made during the reporting month toward confirmation of a plan reorganization. See narrative.

WHERE TO FILE A MONTHLY FINANCIAL REPORT: The debtor is required to file its monthly report with the U.S. Bankruptcy Court, and to serve copies of such report on the U.S. Trustee, and on each member of any committees elected or appointed to the Bankruptcy Code and to their authorized agents.

File the original                         Send a copy to each of the following:

United States Bankruptcy Court            Office of the United States Trustee
P.O. Box 689                              P.O. Box 3509
Butte, MT 59703                           Great Falls, MT 59403

                            If applicable, each member of any committees elected or appointed, and to their authorized agents.

                            Debtor's counsel.

                                                            Case No. 01-31609-11
Jore Corporation
Rule 2015 Report for the month ending March 31, 2002
Narrative Report

Sales for the month of March 2002 were $4.2 million, a 158% increase over the same period in 2001. The addition of Lowe's contributed to the majority of increase in sales. At April 10th, $421k had been shipped and there were $1.7M on order for future sales. It is anticipated that April 2002 sales will exceed the budget by $750, and it will exceed the prior year. Sell through at the retail level continues to be strong.

March 's gross profit was 7.9% compared to a plan of -6.8% due to higher sales volume covering the fixed costs. The prior year gross profit was -43% of sales. If excess depreciation were excluded, March's Gross Profit would exceed 17%. Selling and Marketing costs were higher than budget due to the higher volume of sales. Several of the costs in Selling and Marketing are directly related to sales such as commissions, brand fees, and advertising, and as sales increase, this line item will also increase. General & Administrative costs were lower than budget as the Company is tightly controlling costs. Operating Expenses were 17.9% of Sales versus a prior year of 42.6% and a plan of 33.3%.

Interest expense is comprised of interest on the Company's debtor-in-possession facility. The Company is not accruing interest expense on its long-term debt.

Year to Date Earnings before interest, taxes, depreciation and amortization (EBITDA) is currently at positive $886k versus a plan of negative $522k and versus a prior year of negative $2.6Mk.

Bankruptcy administration expenses include amounts paid or due to professionals, primarily legal counsel of the interested parties in Jore's bankruptcy case. Some of these amounts are estimated as actual invoices have not yet been received.

On the April 2nd Court date a Sale Date of April 15th was set by the court. All bidders for the auction must have their bids submitted by April 10th at 5:00pm. As of April 9th Pentair had submitted an Asset Purchase Agreement. Two other bidders are working agressively towards submitting bids. The court will convene on April 15th for the bidding process. If no bids are approved, the judge will hear the motions to convert to Chapter 7, assign a US Trustee or dismiss the case.

(C)  Exhibits

        Exhibit Number                  Description

        99.K                            Wells Fargo Debtor In Possession Bank
                                        Statement Ending 03/31/02
        99.K                            Wells Fargo Self-Funded Insurance Bank
                                        Statement Ending 03/31/02
        99.K                            Wells Fargo Bancontrol Bank Statement
                                        ending 03/31/02
        99.K                            Wells Fargo Lockbox Bank Statement
                                        Ending 03/31/02
        99.K                            Wells Fargo Payroll Bank Statement
                                        Ending 03/31/02
        99.K                            Ronan State Bank Time Certificate
                                        Statements
        99.K                            Wells Fargo Debtor In Possesion Bank
                                        Statement - Edgerton

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. JORE CORPORATION


        April __, 2002                   By:  /s/ Kelly Grove
                                              ------------------
                                              Kelly Grove
                                              Controller